UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2008

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 Costs Associated with Exit or Disposal Activities

On July 31, 2008, as part of ongoing efforts to reduce its overall company spending and slow headcount growth while allowing it to continue critical investments in new products and strategic initiatives, Align Technology, Inc. (“Align”) announced a reduction in full time headcount of 38 persons and the implementation of discretionary spending cuts. Align expects these efforts will have the effect of reducing expenses by $5 to $6 million over the second half of 2008. Additionally, Align announced the phased-consolidation of order acquisition operations from its corporate headquarters in Santa Clara, California to Juarez, Mexico (the “Consolidation”). As part of the Consolidation, Align notified approximately 29 employees in the order acquisition group located in Santa Clara, California that their positions would be eliminated by the end of 2008. Align expects the Consolidation to result in annualized savings of approximately $1.0 to $1.5 million in 2009.

Align expects to incur approximately $2.6 million in expenses related to retention, severance and other costs associated with the termination of employees. Align expects to incur approximately $2.2 million in the third quarter of 2008 and the remaining $400,000 in the fourth quarter of 2008.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding Align’s expectations regarding the anticipated amount of the cost savings, the expected amount of and timing of the charges to be incurred in connection with these measures and the anticipated timing of the relocation of order acquisition. Forward-looking statements contained in this report relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, lower than anticipated reductions in headcount or expenses in connection with the relocation, a delay in the implementation of the relocation and greater than anticipated costs resulting from the relocation;. These and other risks are detailed from time to time in Align’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the Securities and Exchange Commission on February 26, 2008. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

Dated: August 7, 2008	By:	/s/ Roger E. George
Roger E. George
Vice President Corporate & Legal Affairs, General Counsel & Corporate Secretary